  Exhibit 99.1

Cellular Biomedicine Group Upgraded to NASDAQ Global Select Market

NEW YORK, NY, April 23, 2019 (PRNEWSWIRE) -- Cellular Biomedicine Group, Inc. (Nasdaq: CBMG) (CBMG or the Company), a biopharmaceutical firm engaged in the drug development of immunotherapies for cancer and stem cell therapies for degenerative diseases, today announced that it received notice that the NASDAQ Listing Qualifications Department has approved an application to upgrade the listing of the Company’s securities from the NASDAQ Global Market to the NASDAQ Global Select Market, effective with the opening of business on April 23, 2019. The NASDAQ Global Select Market is a segment of the NASDAQ Global Market with the highest initial listing standards of any exchange in the world, based on financial and liquidity requirements.

“We are extremely pleased to upgrade to NASDAQ’s most select tier which is a portfolio of 1,200 securities issued by companies that meet the exchange's highest tier of standards for financial and liquidity strength,” commented Tony (Bizuo) Liu, Chief Financial Officer of Cellular Biomedicine Group. “This upgrade is a significant company milestone and reflects the strong positive momentum of our technology platforms and our commitment to high standards and good governance.”

The Company’s stock will continue to trade under the ticker symbol “CBMG” after the upgrade.

About Cellular Biomedicine Group, Inc.
Cellular Biomedicine Group, Inc. develops proprietary cell therapies for the treatment of cancer and degenerative diseases. We conduct immuno-oncology and stem cell clinical trials in China using products from our integrated GMP laboratory. Our GMP facilities in China, consisting of 12 independent cell production lines, are designed and managed according to both China and U.S. GMP standards.

Forward-Looking Statements

Statements in this press release relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include those regarding our ability to implement our plans, strategies and objectives for future operations, including regulatory approval of our IND applications, our plan to configure part of our Shanghai facility with GE Healthcare’s FlexFactory platform, our ability to execute on our obligations under the terms of our licensing and collaboration arrangement with Novartis, our ability to execute on proposed new products, services or development thereof, results of our clinical research and development, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, our ability to seek intellectual property rights for our product candidates, competition in the industry in which we operate, overall market conditions, any statements or assumptions underlying any of the foregoing and other risks detailed from time to time in CBMG’s reports filed with the Securities and Exchange Commission, quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as “may,” “will,” “expects,” “plans,” “intends,” “estimates,” “potential,” or “continue,” or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

Contact:
Derrick C. Li
Head of Strategy and Investor Relations, CBMG
+1 917 717 0994
derrick.li@cellbiomedgroup.com